                                                                  Exhibit 10.109

This Instrument Prepared by:
Milos Markovic, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606


                       DEED OF TRUST, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

THIS DOCUMENT SECURES OBLIGATORY ADVANCES FOR COMMERCIAL PURPOSES


















                                             Maximum Principal Indebtedness for
                                             Tennessee Recording tax purposes is
                                             $_________________________________

                                             Map No.__________________________
                                             Parcel No._______________________




This instrument is a Uniform Commercial Code Financing Statement which is being filed as a Fixture Filing in accordance with T.C.A. Section 47-9-402(6).


This Deed of Trust secures obligatory advances and is given for commercial purposes; and notice of these facts is given pursuant to T.C.A.Section 47-28-101 et. seq.

RECORDING REQUESTED BY AND               Maximum Principal Indebtedness for
WHEN RECORDED RETURN TO:                 Tennessee Recording tax purposes is
Sonnenschein Nath & Rosenthal            $_________________________________
8000 Sears Tower
Chicago, Illinois 60606                  Map No.___________________________
Attention:  Milos Markovic, Esq.         Parcel No.________________________


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                       DEED OF TRUST, SECURITY AGREEMENT,
                       ----------------------------------

                     FIXTURE FILING AND FINANCING STATEMENT
                     --------------------------------------

       THIS DOCUMENT SECURES OBLIGATORY ADVANCES FOR COMMERCIAL PURPOSES
       -----------------------------------------------------------------

         THIS DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT, together with all amendments and supplements hereto ("DEED OF TRUST") is made as of June 28, 1999, between GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "TRUSTOR"), having an address at 20 South Third Street, Columbus, Ohio 43215 and Stuart Jones, an individual, having an address at 424 Church Street, Nashville, TN 37219, as trustee ("TRUSTEE") ,in favor of JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation (the "BENEFICIARY"), having an address c/o PPM Finance, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

1.       DEED OF TRUST AND SECURED OBLIGATIONS.
         -------------------------------------

         1.1. DEED OF TRUST. For purposes of securing payment and performance of the Secured Obligations defined and described in SECTION 1.2, Trustor, hereby irrevocably and unconditionally grants, bargains, sells, conveys, mortgages, warrants, assigns and pledges to Trustee, for the benefit of Beneficiary, with right of entry and possession, and with power of sale, all estate, right, title and interest which Trustor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "PROPERTY"):

                  (a) the real property located in the County of Cheatam, State of Tennessee and more particularly described in EXHIBIT A attached hereto, together with all existing and future easements and rights affording access to it (the "LAND");

                  (b) all buildings, structures and improvements now located or later to be constructed on the Land (the "IMPROVEMENTS");

                  (c) all existing and future appurtenances, privileges, easements, franchises and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulfur, nitrogen, carbon dioxide, helium and other commercially valuable substances

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which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements;

                  (d) all existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions ("leases", as defined in the Assignment of Leases and Rents described in SECTION 2 herein, executed and delivered to Lender contemporaneously herewith) relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such leases;

                  (e) all goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust;

                  (f) all building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements;

                  (g) all of Trustor's interest in and to the Loan funds, whether disbursed or not, the Escrow Accounts (as defined in SECTION 3.1of the Loan Agreement) and any of Trustor's funds now or later to be held by or on behalf of Trustee for the benefit of Beneficiary;

                  (h) all rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Trustor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally;

                  (i) all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of

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the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact;

                  (j) all books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory ("BOOKS AND RECORDS"). Notwithstanding anything in the foregoing to the contrary, Books and Records shall not be deemed to include the general corporate books and records of the Mortgagor which are maintained by Mortgagor on a consolidated basis for all of Mortgagor's properties (which properties include the Property being secured hereunder) except to the extent that information in such consolidated books and records pertains to the Property secured hereunder;

                  (k) (i) all agreements heretofore or hereafter entered into relating to the construction, ownership, operation, management, leasing or use of the Land or Improvements; (ii) any and all present and future amendments, modifications, supplements, and addenda to any of the items described in (i) above; (iii) any and all guarantees, warranties and other undertakings (including payment and performance bonds) heretofore or hereafter entered into or delivered with respect to any of the items described in clauses (i) and (ii) above; (iv) all trade names, trademarks, logos and other materials used to identify or advertise, or otherwise relating to the Land or Improvements; and
(v) all building permits, governmental permits, licenses, variances, conditional or special use permits, and other authorizations (collectively, the "Permits") now or hereafter issued in connection with the construction, development, ownership, operation, management, leasing or use of the Land or Improvements, to the fullest extent that the same or any interest therein may be legally assigned by Mortgagor; and

                  (l) all proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

Capitalized terms used above and elsewhere in this Deed of Trust without definition have the meanings given them in the Loan Agreement referred to in
Section 1.2 below.

         1.2. SECURED OBLIGATIONS. This Deed of Trust is made for the purpose of securing the following obligations (the "SECURED OBLIGATIONS") in any order of priority that Beneficiary may choose:


                  (a) Payment of all obligations at any time owing under a Promissory Note (the "NOTE") of even date herewith, payable by Trustor as maker in the stated principal amount of Ninety Million Dollars ($90,000,000.00) to the order of Beneficiary, which Note matures and is due and payable in full not later than ____________, ______; and

                  (b) Payment and performance of all obligations of Trustor under a Loan Agreement of even date herewith between Trustor, as borrower, and Beneficiary, as lender (the "LOAN AGREEMENT"); and

                  (c) Payment and performance of all obligations of Trustor under this Deed of Trust; and

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                  (d) Payment and performance of any obligations of Trustor
under any Loan Documents (as defined in the Loan Agreement) which are executed by Trustor, including without limitation the Environmental Indemnity; and

                  (e) Payment and performance of all future advances and other obligations that Trustor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when a writing evidences the parties' agreement that the advance or obligation be secured by this Deed of Trust; and

                  (f) Payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Note or the Loan Agreement which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2. ASSIGNMENT OF RENTS. As an inducement to Beneficiary to make the loan evidenced by the Note and the Loan Agreement, Trustor has contemporaneously herewith executed and delivered to Beneficiary an Assignment of Leases and Rents with respect to the Property.

3. GRANT OF SECURITY INTEREST.

         3.1. SECURITY AGREEMENT. The parties acknowledge that some of the Property and some or all of the Rents (as defined in the Assignment of Leases and Rents) may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be personal property, Trustor as debtor hereby grants Beneficiary as secured party a security interest in all such Property and Rents, to secure payment and performance of the Secured Obligations. This Deed of Trust constitutes a security agreement under the Uniform Commercial Code as in effect in the State in which the Property is located (the "CODE"), covering all such Property and Rents.

         3.2. FINANCING STATEMENTS. Trustor shall execute one or more financing statements and such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary's security interest in any Property or Rents. Trustor shall pay all fees and costs that Beneficiary, or Trustee on behalf of Beneficiary, may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require. In case Trustor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Trustor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute any such documents on its behalf.

         3.3. FIXTURE FILING. Trustor and Beneficiary agree, to the extent permitted by law, that this instrument constitutes a financing statement filed as a fixture filing under Sections 9-

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313 and 9-402 of the Code, as amended or recodified from time to time, covering any of the Property which now is or later may become fixtures attached to the Land or the Improvements. The following addresses are the mailing addresses of Trustor, as debtor under the Code, and Beneficiary, as secured party under the Code, respectively:


         TRUSTOR:          Glimcher Properties Limited Partnership
                           20 South Third Street
                           Columbus, Ohio   43215
                           Attention:  General Counsel

         BENEFICIARY:      Jackson National Life Insurance Company
                           c/o PPM Finance, Inc.
                           225 West Wacker Drive
                           Suite 1200
                           Chicago, Illinois  60606

4.       REPRESENTATIONS, COVENANTS AND AGREEMENTS.

         4.1. GOOD TITLE. Trustor represents, warrants, and covenants that it is lawfully seized of the Property, that the Property is unencumbered except for the Permitted Exceptions (as defined in the Loan Agreement), and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend the Property and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

         4.2. INSURANCE. In the event of any loss or damage to any portion of the Property due to fire or other casualty, or a taking of any portion of the Property by condemnation or under the power of eminent domain, the settlement of all insurance and condemnation claims and awards and the application of insurance and condemnation proceeds shall be governed by SECTION 5 of the Loan Agreement.

         4.3. STAMP TAX. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of the Note, or recording of this Deed of Trust, Trustor covenants and agrees to pay such tax in the manner required by any such law. Trustor further covenants to hold harmless and agrees to indemnify Beneficiary, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note or recording of this Deed of Trust.

         4.4. CHANGES IN TAXATION. Other than a tax that may arise in connection with the transfer of the Note by Beneficiary or imposed on the income of the Beneficiary, in the event of the enactment after this date of any law of the State in which the Property is located or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Beneficiary's interest in the Property, or the manner of collection of taxes, so as to adversely affect this Deed of Trust or the debt secured hereby, then Trustor, upon demand by Beneficiary, shall pay such

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

taxes or assessments, or reimburse Beneficiary therefor; provided, HOWEVER, that if in the opinion of counsel for Beneficiary (i) it might be unlawful to require Trustor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Beneficiary may elect, by notice in writing given to Trustor, to declare all of the Secured Obligations to be and become due and payable sixty (60) days from the giving of such notice.

         4.5. SUBROGATION. Beneficiary shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

         4.6. NOTICE OF CHANGE. Trustor shall give Beneficiary prior written notice of any change in: (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Property, including the Books and Records; and (c) Trustor's name or business structure. Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (other than the Books and Records) will be located on the Land and all Books and Records will be located at Trustor's place of business or chief executive office if Trustor has more than one place of business.

         4.7. RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person: (i) release any person liable for payment of any Secured Obligation; (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; (iv) alter, substitute or release any property securing the Secured Obligations; (v) consent to the making of any plat or map of the Property or any part of it; (vi) join in granting any easement or creating any restriction affecting the Property; or (vii) join in any subordination or other agreement affecting this Deed of Trust or the lien of it.

5.       DEFAULTS AND REMEDIES.
         ----------------------

         5.1. EVENTS OF DEFAULT. An "Event of Default," as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

         5.2. REMEDIES. At any time after an Event of Default, Beneficiary shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Beneficiary at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.


                  (a) ACCELERATION. Beneficiary may declare any or all of the principal sum hereby secured to be due and payable immediately.

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

                  (b) RECEIVER. Beneficiary shall, as a matter of right, without notice and without giving bond to Trustor or anyone claiming by, under or through Trustor, and without regard for the solvency or insolvency of Trustor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Trustor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by the applicable laws in effect in the State in which the Property is located, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Beneficiary would have, upon entering and taking possession of the Property under subsection (c) below.

                  (c) ENTRY. Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Trustor's or the then owner's Books and Records; entering into, enforcing, modifying or canceling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Trustor; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Beneficiary so requests, Trustor shall assemble all of the Property that has been removed from the Land and make all of it available to Beneficiary at the site of the Land. Trustor hereby irrevocably constitutes and appoints Beneficiary as Trustor's attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments.

                  (d) CURE; PROTECTION OF SECURITY. Beneficiary may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure, Beneficiary may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary to be conclusive as between the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Loan Agreement; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary. Beneficiary may take any of the actions permitted under this Section 5.2(d) either with or without giving notice to any person. Any amounts expended by Beneficiary under this Section 5.2(d) shall be secured by this Deed of Trust.

                  (e) UNIFORM COMMERCIAL CODE REMEDIES. Beneficiary may exercise any or all of the remedies granted to a secured party under the Code.

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

                  (f) FORECLOSURE; LAWSUITS. Beneficiary shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Property or any part thereof, for the Secured Obligations, or any part thereof, by any proceedings appropriate under applicable law. Beneficiary or its nominee may bid and become the purchaser of all or any part of the Property at any foreclosure or other sale hereunder, and the amount of Beneficiary's successful bid shall be credited on the Secured Obligations. Without limiting the foregoing, Beneficiary may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or contained in any of the other Loan Documents (as defined in the Loan Agreement), or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction, or for damages, or to collect the indebtedness secured hereby, or for the enforcement of any other appropriate legal, equitable, statutory or contractual remedy. Trustee, at the direction of the Beneficiary, may sell the Property at public auction in one or more parcels, at Beneficiary's option, and convey the same to the purchaser in fee simple, Trustor to remain liable for any deficiency for which Trustor shall be personally liable.

                  (g) FORECLOSURE BY POWER OF SALE.

                  (i) Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, upon Beneficiary's request, Trustee shall sell the property in accordance with the applicable State law at public auction to the highest bidder. Any person except Trustee may bid at the Trustee's sale. Trustee shall apply the proceeds of the sale as follows: (i) to the expenses of sale, including Trustee's fee and attorneys' fee; (ii) to all the indebtedness evidenced by the Note and all other indebtedness secured by this Deed of Trust or any other Loan Document; (iii) the surplus, if any, shall be distributed in accordance with the applicable State law. Trustee shall deliver to the purchaser at the sale its deed, without warranty, which shall convey to the purchaser the interest in the Property which Trustor had or had the power to convey at the time of its execution of this Deed of Trust and such as it may have acquired thereafter. Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of the law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value. The power of sale conferred by this Deed of Trust and by the applicable State law is not an exclusive remedy, and when not exercised Beneficiary may foreclose this Deed of Trust as a mortgage.

                  (ii) After deducting all costs, fees and expenses of Beneficiary and Trustee, including costs of evidence of title in connection with any such sale, Beneficiary shall apply the proceeds of sale, in the following order of priority, to payment of (i) first, all amounts expended under the terms hereof and not then repaid, with accrued interest, (ii) second, all other amounts then secured hereby, in such order as Beneficiary shall determine in its sole and absolute discretion, and (iii) the remainder, if any, to the person(s) legally entitled thereto.

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

         (iii) To the extent permitted by applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may again postpone such sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed by the last postponement or may, in its discretion, give a new notice of sale.

         (iv) A sale of less than all of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all Secured Obligations have been satisfied or the entire Property sold, without defect or irregularity.

         (h) OTHER REMEDIES. Beneficiary may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Trustor or any other person or entity in favor of Beneficiary in connection with the Secured Obligations or any part thereof, without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against Trustor. Beneficiary shall have the right to pursue all remedies afforded to a beneficiary of a deed of trust under applicable law, and shall have the benefit of all of the provisions of such applicable law, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of such law which is specifically referred to herein may be repealed, Beneficiary shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

         (i) POWER OF SALE FOR PERSONAL PROPERTY. Under this power of sale, Beneficiary shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

         (i) For purposes of this power of sale, Beneficiary may elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Beneficiary may dispose of any personal property in any manner permitted by Article 9 of the Code, including any public or private sale, or in any manner permitted by any other applicable law.

         (ii) In connection with any sale or other disposition of such Property, Trustor agrees that the following procedures constitute a commercially reasonable sale: Beneficiary shall mail written notice of the sale to Trustor not later than ten (10) days prior to such sale. Upon receipt of any written request, Trustor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

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

         (J) SINGLE OR MULTIPLE FORECLOSURE SALES. If the Property consists of more than one lot, parcel or item of property, Beneficiary may:

         (1) designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

         (2) elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or pursuant to the power of sale contained herein; or through two or more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a "FORECLOSURE SALE;" and any two or more such sales, "FORECLOSURE SALES").

If it chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the payment secured under the Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

         5.3. APPLICATION OF FORECLOSURE SALE PROCEEDS. The proceeds of any Foreclosure Sale shall be applied in the following manner:

         (a) First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to reimburse Beneficiary hereunder or under the other Loan Documents;

         (b) Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Beneficiary under the terms of this Deed of Trust which then remain unpaid;

         (c) Third, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose; and

         (d) Fourth, to remit the remainder, if any, to the person or persons entitled to it.

Beneficiary shall have no liability for any funds which it does not actually receive.

6. RELEASE. If Trustor shall fully pay and perform all of the Secured Obligations and comply with all of the other terms and provisions hereof and the other Loan Documents to be performed and complied with by Trustor, then Beneficiary shall instruct Trustee to reconvey this Deed of Trust and the lien thereof by proper instrument upon payment, performance and discharge of all of the Secured Obligations and payment by Trustor of any filing fee in connection with such release.

7.       CONCERNING THE TRUSTEE.
         -----------------------

         7.1. NO REQUIRED ACTION. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourse of Beneficiary.

         7.2. CERTAIN RIGHTS. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee; and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

         7.3. RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law).

         7.4. SUCCESSOR TRUSTEES. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If (a) Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or (b) for any reason, Beneficiary shall prefer to appoint a substitute trustee, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee in succession who shall succeed to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof.

         7.5. PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

         7.6. SUCCESSION INSTRUMENTS. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

         7.7. NO REPRESENTATION BY TRUSTEE OR BENEFICIARY. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

8.       MISCELLANEOUS PROVISIONS.
         -------------------------

         8.1. ADDITIONAL PROVISIONS. The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and the Property.

         8.2. GIVING OF NOTICE. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given as provided in SECTION 9.3 of the Loan Agreement.

         8.3. REMEDIES NOT EXCLUSIVE. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Beneficiary shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Deed of Trust or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Beneficiary's right to realize upon or enforce any other security now or hereafter held by Beneficiary, it being agreed that Beneficiary shall be entitled to enforce this Deed of Trust and any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No waiver of any default of the Trustor hereunder shall be implied from any omission by Beneficiary to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the Default Rate from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Beneficiary at any time thereafter to demand and collect payment of interest at such Default Rate or of late charges, if any.

         8.4. WAIVER OF STATUTORY RIGHTS. To the extent permitted by law, Trustor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Trustor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. To the extent permitted by law, Trustor hereby waives any and all rights of redemption from sale under the power of sale contained herein or any order or decree of foreclosure of this Deed of Trust on its behalf and on behalf of each and every person, except decree or judgment creditors of Trustor, acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust.

         8.5. ESTOPPEL AFFIDAVITS. Trustor, within fifteen (15) days after written request from Beneficiary, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Obligations and stating whether or not any offset or defense exists against such Secured Obligations, and covering such other matters as Beneficiary may reasonably require.

         8.6. MERGER. No merger shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing.

         8.7. BINDING ON SUCCESSORS AND ASSIGNS. This Deed of Trust and all provisions hereof shall be binding upon Trustor and all persons claiming under or through Trustor, and shall inure to the benefit of Beneficiary and its successors and assigns.

         8.8. CAPTIONS. The captions and headings of various paragraphs of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         8.9. SEVERABILITY. If all or any portion of any provision of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof was not contained herein.

         8.10. EFFECT OF EXTENSIONS OF TIME AND AMENDMENTS. If the payment of the Secured Obligations or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation or release. Nothing in this SECTION
8.10 shall be construed as waiving any provision contained herein or in the Loan Documents which provides, among other things, that it shall constitute an Event of Default if the Property be sold, conveyed, or encumbered.

         8.11. SERVICE CHARGE AND EXPENSES. At all times, regardless of whether any proceeds of the loan secured hereby have been disbursed, this Deed of Trust secures (in addition to the amounts secured hereby) the payment of any and all commissions, service charges, liquidated damages, expenses and advances due to or incurred by Beneficiary in connection with such loan; PROVIDED, HOWEVER, that in no event shall the total amount secured hereby exceed two hundred percent (200%) of the face amount of the Note.

         8.12. APPLICABLE LAW. This Deed of Trust shall be governed by and construed under the internal laws of the State in which the Property is located.

         8.13. LIMITATION OF LIABILITY. The personal liability of Mortgagor and its general partner hereunder is limited to the extent set forth in SECTION 9.18 of the Loan Agreement.

         8.14. DUE ON SALE CLAUSE. As more fully set forth in SECTION 6.4 of the Loan Agreement, the transfer or encumbrance of the Property, or any interest therein, or the transfer of an interest in Trustor, except for the permitted transfers set forth in SECTION 6.5 of the Loan Agreement, without prior written consent of Benficiary, shall constitute an Event of Default.

         8.15. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Trustor under this Deed of Trust, the Note and the other Loan Documents.

         8.16. RECORDATION. Trustor forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Property, or any portion thereof, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Beneficiary in, the Property.

         Trustor will pay all filing, registration or recording fees and taxes, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any security instrument, any other Loan Documents or any instrument of further assurance.

         8.17. MODIFICATIONS. This Deed of Trust may not be changed or terminated except in writing signed by both parties. The provisions of this Deed of Trust shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

         8.18. INDEPENDENCE OF SECURITY. Except as may exist pursuant to easements and agreements existing as of the date hereof which have been disclosed to Mortgagee, Trustor shall not by act or omission permit any building or other improvement on any premises not subject to the Deed of Trust to rely on the Property or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Property to rely on any premises not subject to the Deed of Trust or any interest therein to fulfill any municipal or governmental requirement. Trustor shall not by act or omission impair the integrity of the Property as a single zoning lot, and as one or more complete tax parcels, separate and apart from all other premises. Any act or omission by Trustor which would result in a violation of any of the provisions of this SECTION 8.18 shall be void.

9. STATE SPECIFIC PROVISIONS. The provisions of the Addendum to Deed of Trust attached hereto as ANNEX I (the "ADDENDUM") are hereby incorporated herein by this reference. Defined terms in the Addendum for which no definition is provided in the Addendum will have the meanings given to such terms in the Deed of Trust. In the event of any conflict or inconsistency between the provisions of the Deed of Trust and the provisions of the Addendum, the provisions of the Addendum will prevail.



                   [BALANCE OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first written above.

                            TRUSTOR:

                             GLIMCHER PROPERTIES LIMITED
                             PARTNERSHIP, a Delaware limited
                             partnership

                             By: Glimcher Properties Corporation,
                                 a Delaware corporation, its sole
                                 general partner


                                 By: /s/ William G. Cornely
                                    ---------------------------------------
                                    Its:  Executive Vice President/COO,CFO
                                        -----------------------------------

STATE OF ILLINOIS            )
COUNTY OF COOK               )

         Before me, Linda Polk of the state and county aforementioned, personally appeared William G. Cornely, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be the of Glimcher Properties Corporation, a Delaware corporation, the sole general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership the within name bargainor, a partnership, and that such person, as such partner, executed the foregoing instrument for the purpose therein contained, by signing the name of the partnership by such person as partner.

         Witness my hand and seal, this 28th day of June, 1999.


                                               /s/ Linda J. Polka
                                               -----------------------------
                                               ------
                                               NOTARY PUBLIC
My commission expires:


7-2-2000
----------------------

                                         Sycamore Square/Ashland City, Tennessee

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION

A tract of land in the First Civil District of Cheatham County, Ashland City, Tennessee and being Lot 1 as shown on the plan entitled "Sycamore Square Shopping Center" as recorded in Plat Book 3, Page 101, Register's Office for Cheatham County, Tennessee and as revised by Surveyor's Certificate of Correction as recorded in Deed Book 293, Page 5, Register's Office for Cheatham County, Tennessee and being described according to a survey dated March 26, 1996 and prepared by Ragan-Smith -Associates, Inc. 315 Woodland Street, Nashville, Tennessee 37206 and being more particularly described as follows:

BEGINNING at an iron pin set on the Southeasterly right-of-way line of State Route 49, Frey Street, (a 60 foot wide right-of-way at said pin) said pin being the Southwest corner of the John Johnston property as recorded in Deed Book 222, Page 297 Register's Office for Cheatham County, Tennessee and being the Northwest corner of Lot 1 of the aforementioned plan and also being the Northwest corner of the herein described tract of land; thence,

1. Leaving the Southeasterly right-of-way line of State Route 49 and with the Southwesterly line of the Johnston property, South 62 degree 57' 09" East,
209.56 feet to an existing iron pin; thence,

2. Continuing with the Southerly line of the Johnston property, North 71 degree 08' 24" East, 73.89 feet to an existing iron pin at the Southwest corner of the Tennessee and Associates V Partnership property as recorded in Deed Book 288, Page 880, Register's Office for Cheatham County, Tennessee; thence,

3. With the Southerly line of the Tennessee and Associates V Partnership property, South 61 degrees 31' 47" East, 509.87 feet to an existing iron pin; thence,

4. With the Westerly line of the Tennessee and Associates V Partnership property and the Westerly line of Lots 71, 72 and 73 as shown on the plan entitled "Ashland Estates" as recorded in Plat Book 4, Page 10, Register's Office for Cheatham County, Tennessee, South 28 degrees 26' 00" West, 1079.82 feet to an iron pin set in the Northeasterly right-of-way line of Ashland Drive (A 50 foot wide right of way); thence,

5. With the Northeasterly right-of-way line of Ashland Drive, North 61 degrees 34' 00" West, 749.62 feet to an iron pin at the Southeast corner of Lot 4 as shown on the aforementioned plan of "Sycamore Square Shopping Center"; the same being the Town of Ashland City, Tennessee property as recorded in Deed Book 378, Page 430, Register's Office for Cheatham County, Tennessee; thence,

6. Leaving the Northeasterly right-of-way line of Ashland Drive and with the Southeasterly line of Lot 4, North 28 degree 27' 04" East, 20.00 feet to an iron pin set; thence,

Continued...

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                   (CONTINUED)


7. With the Northeasterly line of Lot 4, North 61 degrees 34' 00" West, 20.00 feet to an iron pin set in the Southeasterly right-of-way line of State Route 49, (a 60 feet wide right-of-way); thence,

8. With the Southeasterly right-of-way line of State Route 49, North 28 degrees 27' 04" East, 82.78 feet to an existing iron pin at the Southwest corner of Lot 3 as shown on the plan entitled "Sycamore Square Shopping Center" as recorded in Plat Book 3, Page 101, Register's Office for Cheatham County, Tennessee the same being the John L. Borum, Jr. property as recorded in Deed Book 312, Page 381, Register's Office for Cheatham County, Tennessee; thence,

9. With the Southwesterly line of Lot 3, South 61 degrees 32' 09" East, 160.08 feet to an existing P.K. nail, said nail being the Southeast corner of Lot 3; thence,

10. With the Southeasterly line of Lot 3 and 2 of the aforementioned plan of "Sycamore Square Shopping Center", Lot 2 being the Palmetto Federal Savings Bank of South Carolina property as recorded in Deed Book 312, Page 628, Register's Office for Cheatham County, Tennessee, North 28 degrees 26' 36" East, 505.05 feet to an existing P.K. nail, said nail being the Northeast corner of Lot 2; thence,

11. With the Northeasterly line of Lot 2, North 61 degrees 32' 51" West, 147.99 feet to an existing iron pin in the Southeasterly right-of-way line of State Route 49, said road being 72 feet wide at said pin as recorded in Plat Book 3, Page 101, Register's Office for Cheatham County, Tennessee; thence,

12. With said Southeasterly right-of-way line, North 28 degrees 23' 48" East,
58.00 feet to an existing iron pin; thence,

13. In a Westerly direction with an offset in said right-of-way, North 61(degree)33' 22" West, 12.04 feet to an existing iron pin; thence,

14. Continuing with said Southeasterly right-of-way line, (a 60 foot wide road along this course) North 28(degrees) 26' 00" East, 355.00 feet to the point of beginning.


TOGETHER with Non-Exclusive Easements as set forth in Declaration of Restrictions and Easements of record in Book 269, Page 856 and Book 293, Page 24, as supplemented by Book 293, Page 33, Register's Office for Cheatham County, Tennessee.

TOGETHER with Non-Exclusive Easements as set forth in Declaration of Slope and Drainage Easements of record in Book 293, Page 18 and Book 293, Page 732, Register's Office for Cheatham County, Tennessee.

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                   (CONTINUED)

Being the same property conveyed to Glimcher Properties Limited Partnership by Deed from _____________________________________
_______________________________________________________________
of record in Book______________________________________________,
Page___________________________________________________________,
Register's Office for Cheatham County, Tennessee

                                     ANNEX I

                            ADDENDUM TO DEED OF TRUST



                  This Addendum to Deed of Trust is attached to and made a part of that certain Deed of Trust, Security Agreement, Fixture Filing and Financing Statement dated June 28, 1999, executed by Glimcher Properties Limited Partnership, as Trustor, to Stuart Jones, as Trustee, for the benefit of Jackson National Life Insurance Company, as Beneficiary.

                  1. The language "and his/her/its successors in trust forever" is hereby inserted following the language "Trustor hereby irrevocably and unconditionally grants, bargains, sells, conveys, mortgages, warrants, assigns and pledges to Trustee" appearing in the second and third lines of Section 1.1 of the Deed of Trust.

                  2. A new Section 1.2(g) is hereby added to the Deed of Trust as follows:

                  This conveyance also secures not only existing indebtedness or advances, made contemporaneously with Trustor's execution hereof, but also future advances, whether obligatory or optional or both, and whether made under the Loan Agreement or otherwise, to the same extent as if such future advances were made contemporaneously with the execution of this conveyance even though no advance is made at the time of the execution of this conveyance and even though no indebtedness is outstanding at the time any advance is made.

                  3. Trustee is and shall be entitled to reasonable compensation, for all services rendered hereunder, or in connection with the trust herein created, which compensation in event of a Trustee's sale, as hereinafter provided, shall not be less than Fifty Dollars ($50.00), and in addition Trustee shall be entitled to pay a reasonable sum for an examination of the title at the date of sale to assure himself as to what person is entitled to receive any surplus which may remain after discharging the liens hereby created. Trustee's compensation, together with any and all necessary and reasonable expenses, charges, attorney's fees, including but not limited to fees for legal advice concerning his rights and duties in the Property, and other disbursements incurred by Trustee in discharge of his duties as such, shall be a further charge and lien upon the Property and enforced in the same manner as the principal obligation due hereunder or under the Note.

                  4. In the event of an Event of Default, Beneficiary is hereby authorized and empowered at its option, to declare, without notice, all sums secured hereby immediately due and payable, whether or not such default be remedied by Trustor or others and to enforce any of the rights which accrue to Beneficiary hereunder, and Trustee is authorized and empowered to enter and take possession of the Property and cause to be performed, at Trustor's expense, such appraisals and/or environmental surveys as Beneficiary deems necessary, and before or after such entry to advertise the sale of the Property for the time and in the manner provided by the laws of

Tennessee, and to sell the Property or any portion thereof at the option of Trustee, either on the premises or at the County Courthouse door at which judicial sales are usually made, for cash to the highest bidder free from all equity of redemption, the Statutory right of redemption provided by any applicable Tennessee Statute including that afforded by T.C.A. Section 66-8-101, et seq., and any amendment or recodification of such statute, homestead, dower and all other exemptions and marital rights, all of which are hereby expressly waived and conveyed. Trustee will execute a conveyance to the purchaser conveying such title as Trustee has and deliver possession to the purchaser, which shall be given without obstruction, hindrance or delay, and Trustor, in case of any sale under this Deed of Trust, or upon default in any interest or principal payment, or breach of any covenant contained herein, will, upon demand, surrender possession of the Property and will from that moment become and be tenants at will of the purchaser or of Beneficiary, or of Trustee for the use of Beneficiary, removable by process as upon a forcible and unlawful detainer and will pay the said purchaser, or Beneficiary or Trustee for the use of Beneficiary the reasonable rental value of the property from and after said sale or after such default or breach of covenant.

         5. The owner of the indebtedness secured hereby may become the purchaser at any sale hereunder.

         6. Said sale may be postponed or adjourned at any time and from time to time without readvertising, and the sale may be dismissed and not made, all at Beneficiary's option. Trustee, or any successor Trustee, is authorized to appoint an agent or auctioneer to make any sale hereunder, the cost of which shall be paid as a proper expense of Trustee, and any sale so made shall have the same validity as if made by Trustee; and a cash deposit or other security acceptable to Beneficiary may be required as a condition to the acceptance of bids.

         7. The giving of bond, making of oath or filing of inventory by the Trustee herein, or its successors, is hereby expressly waived.

         8. Beneficiary shall have the right, in its absolute discretion and without assigning any cause or reason whatsoever, and without giving notice to any of the parties named herein, the giving of notice being expressly waived by Trustor, to remove the Trustee named herein, or any successor Trustee at any time, and to appoint a successor trustee by written instrument executed by it, and such successor trustee shall become vested with the same title to the Property and the same rights and powers and subject to the same duties as the Trustee named herein, and each appointment of a successor trustee by Beneficiary shall be recorded in the Register's Office of each county in which the Property is located.

       To be attached to Deed of Trust Filed with Cheatam County Register
                             (where tax being paid)

                          SEPARATE STATEMENT UNDER OATH
                                 (SECURED PARTY)

STATE OF ILLINOIS )
COUNTY OF COOK    )

DEBTOR: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Debtor")

SECURED PARTY:             JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan
                           corporation ("Secured Party")

    The undersigned, being first duly sworn, states that he is a duly authorized officer of the Secured Party named above, and that:

                           1.   THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR
TENNESSEE RECORDING TAX PURPOSES IS $4,185,000.00.

                           2.   Computation of recording tax:

                                $4,185,000.00 - $2,000,00 = $4,183,000.00
                                $4,183,000.00 x $1.15 per thousand = $4,810.45

                           3.   Recording  tax in the amount of  $4,810.45
is being paid to the Register's Office of Davidson County, Tennessee in connection with the Tennessee Deed of Trust attached hereto.

                                        JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation


                                         By: /s/ David L. Henderson
                                            -----------------------------------
                                            Name: David L. Henderson
                                            Title: Authorized Signatory


Sworn to and subscribed before me
This 9th day of June, 1999.

/s/ ZUCHEL L. GOLTZ
---------------------------
Unofficial Witness


/s/ Scott B. Toban
---------------------------
Notary Public
My Commission expires: 1/24/01
                       -------



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


                          SEPARATE STATEMENT UNDER OATH

                                    (Debtor)



STATE OF OHIO              )
COUNTY OF FRANKLIN         )


DEBTOR: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Debtor")

SECURED PARTY:             JACKSON NATIONAL LIFE INSURANCE COMPANY ("Secured
                           Party")


                  The undersigned, being first duly sworn, states that he is a duly authorized officer of the Debtor named above, and that:


                  1. Debtor owns the property subject to the security interest perfected by the accompanying UCC-1 financing statement, Deed of Trust or Assignment of Leases and Rents.

                  2. Contemporaneously with the execution of this Affidavit, Debtor intends to close a loan transaction (the "Loan") with Secured Party, which Loan will be (a) in an aggregate principal amount not to exceed $90,000,000.00 at any one time outstanding and (b) secured by collateral part within and part without the State of Tennessee.

                  3. To the best of Debtors' knowledge, the value of the collateral located in Tennessee is $4,500,000.00 and the value of the collateral located everywhere is $96,700,000.00.


VALUE OF COLLATERAL IN TENNESSEE ($4,500,000.00) = 4.65%
------------------------------------------------
Value of collateral everywhere ($96,700,000.00)

Total principal indebtedness ($90,000,000.00 00) x 4.65% = $4,185,000.00

Portion of total indebtedness on which transfer tax is payable is $4,185,000.00.


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


                  4. This Affidavit is made with the knowledge that the Secretary of State of the State of Tennessee, the Cheatam County Register and the Secured Party will rely on this Affidavit.


                            GLIMCHER PROPERTIES LIMITED
                            PARTNERSHIP, a Delaware limited partnership

                            By: Glimcher Properties Corporation, its sole general partner


                            By  /s/ William G. Cornely
                              ---------------------------------------------
                            Name: William G. Cornely
                            Title: Executive Vice President/CFO/COO



Sworn to and subscribed before me
this 8th day of July, 1999.


/s/ Cynthia Yeprem
----------------------------
Unofficial Witness


/s/ Carolee J. Oertel
----------------------------
Notary Public
My Commission expires: 1-30-2000
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